                    AMENDMENT NO.2 TO STOCKHOLDERS AGREEMENT


        AMENDMENT NO 2 TO STOCKHOLDERS AGREEMENT made this 11th day of August, 2005 ("Amendment") by and among Voxware, Inc., a Delaware corporation (the "Company") and certain holders of Common Stock or options or warrants to acquire Common Stock whose names are set forth under the heading "Holders" on SCHEDULE I hereto. As used herein "Person" means an individual, corporation, partnership, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof. All defined terms used but not defined herein shall have the respective meanings ascribed to them in the Prior Agreement, defined below.

                                   WITNESSETH:

        WHEREAS, simultaneously herewith, the Company is issuing and selling an aggregate of up to 206,250,000 shares (the "Shares") of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), pursuant to a certain Common Stock Purchase Agreement dated as of August 11, 2005, to certain investors (the "Purchase Agreement").

        WHEREAS, the Company and the Holders are parties to a Stockholders Agreement dated as of June 27, 2003 and amended on April 30, 2004 (the "Prior Agreement").

        WHEREAS, the Company and the Holders wish to amend the Prior Agreement pursuant to Section 14 thereof as set forth in this Amendment.

        NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holders agree as follows:

        1. The parties hereby acknowledge and agree that the Prior Agreement, and the respective rights and obligations of the parties thereto, shall be amended such that the Prior Agreement shall terminate by an instrument in writing executed by the Company and the Holders of a majority in interest of the shares of Common Stock issued or issuable to the Holders (including shares of Common Stock into which any share of preferred stock are convertible).

        2. The parties hereby acknowledge and agree that this Amendment, upon execution by Company and the Holders of a majority in interest of the shares of Common Stock issued or issuable to the Holders (including shares of Common Stock into which any share of preferred stock are convertible), shall represent the instrument contemplated in Section 1 above and shall terminate the Prior Agreement in all respects.

        3. This Amendment constitutes the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings between them or any of them as to such subject matter.

        4. In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment and such invalid, illegal and unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

        5. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        6. This Amendment shall be construed and enforced in accordance with and governed by the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be construed and enforced in accordance with and governed by the internal laws of the State of New Jersey, without regard to its principles of conflicts of laws.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as a sealed instrument as of the day and year first above written.


THE COMPANY:                            HOLDERS:

VOXWARE, INC.                           EDISON VENTURE FUND V, L.P.

By: ___________________________         By:  EDISON PARTNERS V, L.P.,
    Name:______________________               its General Partner
    Title:_____________________
                                        By:_____________________________________
168 Franklin Corner Road                    Name:_______________________________
Lawrenceville, NJ 08648                     Title:______________________________
Telephone: 609-514-4100
Fax: 609-514-4101                       1009 Lenox Drive #4
                                        Lawrenceville, New Jersey  08648
                                        Telephone: (609) 896-1900
                                        Fax: (609) 896-0066


                                        CROSS ATLANTIC TECHNOLOGY FUND II, L.P.

                                        By:  XATF Management II, LP, its General
                                             Partner,

                                        By:  CROSS ATLANTIC CAPITAL PARTNERS II,
                                             INC., its General Partner

                                        By:_____________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                        Five Radnor Corporate Center, Suite 555
                                        100 Matsonford Road
                                        Radnor, PA  19087
                                        Telephone: (610) 995-2650
                                        Fax: (610) 971-2062



                                        ________________________________________
                                        MUKESH AGARWAL

                                        Address:________________________________
                                        Address:________________________________
                                        Telephone:______________________________
                                        Fax:____________________________________

                                        ________________________________________
                                        YILDIRAY ALBAYRAK

                                        Address:
                                        Address:
                                        Telephone:
                                        Fax:


                                        ________________________________________
                                        BURNBRAE LTD.

                                        By:_____________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                        Address:________________________________
                                        Address:________________________________
                                        Telephone:______________________________
                                        Fax:____________________________________



                                        ________________________________________
                                        MICHAEL ETTINGER

                                        Address:________________________________
                                        Address:________________________________
                                        Telephone:______________________________
                                        Fax:____________________________________

                                        ________________________________________
                                        WILLIAM H. B. HAMILL

                                        Address:________________________________
                                        Address:________________________________
                                        Telephone:______________________________
                                        Fax:____________________________________



                                        J T HOAGLAND LLC

                                        By:_____________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                        Address:________________________________
                                        Address:________________________________
                                        Telephone:______________________________
                                        Fax:____________________________________



                                        ________________________________________
                                        JUERGEN C. H. LEMMERMANN

                                        Address:________________________________
                                        Address:________________________________
                                        Telephone:______________________________
                                        Fax:____________________________________

                                        ________________________________________
                                        DAVID B. LEVI

                                        Address:________________________________
                                        Address:________________________________
                                        Telephone:______________________________
                                        Fax:____________________________________



                                        ________________________________________
                                        SHERRI L. MEADE

                                        Address:________________________________
                                        Address:________________________________
                                        Telephone:______________________________
                                        Fax:____________________________________



                                        ________________________________________
                                        NICHOLAS NARLIS

                                        Address:________________________________
                                        Address:________________________________
                                        Telephone:______________________________
                                        Fax:____________________________________



                                        PICTET PRIVATE EQUITY INVESTORS SA

                                        By:_____________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                        Address:________________________________
                                        Address:________________________________
                                        Telephone:______________________________
                                        Fax:____________________________________

                                        ________________________________________
                                        ELLIOT S. SCHWARTZ

                                        Address:________________________________
                                        Address:________________________________
                                        Telephone:______________________________
                                        Fax:____________________________________



                                        SCORPION NOMINEES (BVI) LIMITED

                                        By:_____________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                        Address:________________________________
                                        Address:________________________________
                                        Telephone:______________________________
                                        Fax:____________________________________



                                        ________________________________________
                                        DONALD H. SIEGEL

                                        Address:________________________________
                                        Address:________________________________
                                        Telephone:______________________________
                                        Fax:____________________________________



                                        ________________________________________
                                        RAYMOND E. TROPIANO

                                        Address:________________________________
                                        Address:________________________________
                                        Telephone:______________________________
                                        Fax:____________________________________

                                        CASTLE CREEK TECHNOLOGY PARTNERS LLC

                                        By:_____________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                        Address:________________________________
                                        Address:________________________________
                                        Telephone:______________________________
                                        Fax:____________________________________



                                        ________________________________________
                                        KENNETH M FINKEL

                                        Address:________________________________
                                        Address:________________________________
                                        Telephone:______________________________
                                        Fax:____________________________________



                                        CREAFUND NV
                                        By:_____________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                        Address:________________________________
                                        Address:________________________________
                                        Telephone:______________________________
                                        Fax:____________________________________

                                        AVVISION BVBA

                                        By:_____________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                        Address:________________________________
                                        Address:________________________________
                                        Telephone:______________________________
                                        Fax:____________________________________



                                        ________________________________________
                                        WIM DENEWETH

                                        Address:________________________________
                                        Address:________________________________
                                        Telephone:______________________________
                                        Fax:____________________________________

                                        ________________________________________
                                        HUGH BERNARD EDWARD VAN CUTSEM

                                        Address:________________________________
                                        Address:________________________________
                                        Telephone:______________________________
                                        Fax:____________________________________



                                        ________________________________________
                                        EMILIE ELISE CHRISTINE VAN CUTSEM

                                        Address:________________________________
                                        Address:________________________________
                                        Telephone:______________________________
                                        Fax:____________________________________



                                        WILLBRO NOMINEES LIMITED

                                        By:_____________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                        Address:________________________________
                                        Address:________________________________
                                        Telephone:______________________________
                                        Fax:____________________________________


                                        ________________________________________
                                        JONATHAN M. N. BINDER

                                        Address:________________________________
                                        Address:________________________________
                                        Telephone:______________________________
                                        Fax:____________________________________

                                        INTERCONTINENTAL SERVICES LTD.

                                        By:_____________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                        Address:________________________________
                                        Address:________________________________
                                        Telephone:______________________________
                                        Fax:____________________________________



                                        ________________________________________
                                        DUNCAN JOHN LLOYD FITZWILLIAMS

                                        Address:________________________________
                                        Address:________________________________
                                        Telephone:______________________________
                                        Fax:____________________________________



                                        ________________________________________
                                        ALAN NASH

                                        Address:________________________________
                                        Address:________________________________
                                        Telephone:______________________________
                                        Fax:____________________________________



                                        ________________________________________
                                        JOSHUA RAFNER

                                        Address:________________________________
                                        Address:________________________________
                                        Telephone:______________________________
                                        Fax:____________________________________

                                        PRODUCTIVE NOMINEES LIMITED

                                        By:_____________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                        Address:________________________________
                                        Address:________________________________
                                        Telephone:______________________________
                                        Fax:____________________________________

                                  VOXWARE, INC.

                        SCHEDULE OF HOLDERS AND INVESTORS
                        ---------------------------------


Names                                     Total No. of Shares of Common Stock(1)
-----                                     -----------------------------------

     HOLDERS
     -------
Agarwal, Mukesh                                          2,948,583
Albayrak, Yildiray                                         724,856
Avvision BVBA                                           16,897,984
Binder, Jonathan M. N.                                  10,010,456
Burnbrae Ltd.                                            2,692,355
Castle Creek Technology Partners LLC                     6,231,333
Creafund NV                                             32,354,867
Cross Atlantic Technology Fund, L.P.                   131,431,667
Deneweth, Wim                                              345,996
Edison Venture Fund V, L.P.                            394,295,002
Ettinger, Michael                                          421,722
Finkel, Kenneth M                                          358,980
Fitzwilliams, Duncan John Lloyd                          2,180,121
Hamill, William H. B.                                    3,764,815
Intercontinental Services Ltd.                           4,063,695
J T Hoagland LLC                                         6,105,875
Lemmermann, Juergen C. H.                                  324,167
Levi, David B.                                          15,616,611
Meade, Sherri L.                                           358,980
Narlis, Nicholas                                         1,263,611
Nash, Alan                                               3,493,962
Pictet Private Equity Investors SA                      20,109,825
Productive Nominees Limited                             21,410,032
Rafner, Joshua                                           1,719,945
Schwartz, Elliot S.                                        421,722
Scorpion Nominees (BVI) Limited                         76,783,643
Siegel, Donald H.                                          587,711
van Cutsem, Emilie Elise Christine                       1,390,374
van Cutsem, Hugh Bernard Edward                          9,014,820
Willbro Nominees Limited                                 1,719,945

(1) Gives effect to the conversion of the Series D Preferred Stock as contemplated by the Purchase Agreement and excludes shares issuable upon outstanding warrants.